Exhibit 10.40

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of __________ [•], 2022 (the “Effective Date”), is entered into by and among Ocean Biomedical, Inc., a Delaware corporation (including such Party’s successors by merger, acquisition, reorganization or otherwise, the “Company”), and Poseidon Bio, LLC, a Delaware limited liability company (“Poseidon”). Capitalized terms that are used and not otherwise defined in this Agreement have the meanings set forth in Section 1.

WHEREAS, Poseidon has pledged to Wanxiang certain shares of the Common Stock owned by it pursuant to the Stock Pledge Agreement; and

WHEREAS, the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Poseidon hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Common Stock” means the Company’s common stock, par value $0.000001.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

“Governmental Authority” means any court, any governmental, administrative, or other regulatory agency, and the SEC.

“IPO” means an initial underwritten public offering of the Company’s Common Stock pursuant to an effective Registration Statement (as defined below) filed under the Securities Act, other than pursuant to a Registration Statement on Form S-4, Form S-8, or any similar or successor form.

“Losses” means losses, damages, demands, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, charges, obligations, settlement payments, or expenses of whatever kind, including reasonable attorneys’, consultants’, and experts’ fees, whether joint or several, and the cost of enforcing any right to indemnification under this Agreement, or the investigation, defense, or settlement of any of the foregoing.

“Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis, and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission.

“Registration Period” means a period of not less than 90 days.

“Registrable Securities” means (i) any shares of Common Stock owned by Poseidon and pledged to Wanxiang pursuant to the Stock Pledge Agreement and (ii) any shares of Common Stock issued or issuable with respect to any shares described in subsection (i), above, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act are met, (iii) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

“Registration Statement” means a registration statement under the Securities Act that covers the Registrable Securities.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

“Stock Pledge Agreement” means the Stock Pledge and Security Agreement by and among Poseidon and Wanxiang, dated as of January, 2022.

“Wanxiang” means Wanxiang International Investment Company, LLC.

2. Registration.

2.1 Mandatory Registration.

(a) At any time after 180 days after the IPO, in the event that Wanxiang demands that Poseidon cause the Company to register the Registrable Securities under the Securities Act as provided in the Stock Pledge Agreement upon the occurrence of a Delisting Event (as defined in the Stock Pledge Agreement) or an event of default under the Stock Pledge Agreement because Wanxiang has determined to sell the Registrable Securities (a “Trigger Event”), Poseidon may submit a written request (a “Demand Notice”) to the Company for registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any successor form thereto (each a “Long-Form Registration”). Each Demand Notice for a Long-Form Registration must specify the approximate number of Registrable Securities required to be registered. The Company shall cause a Registration Statement on Form S-1 (or any successor form) to be filed (or confidentially submitted in draft form to the SEC) within 60 days after the date on which the initial request is given; provided, that the Company may use a Registration Statement on Form S-3 or any successor form thereto if the Company would qualify to use such form within 30 days after the date on which the initial request is given and the Company shall not be required to file such Registration Statement until it is so qualified.

(b) At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3, in the event of the occurrence of a Trigger Event, Poseidon shall have the right to request registration of the Registrable Securities on Form S-3 or any similar short-form registration (together with each Long-Form Registration, a “Demand Registration”).

3. Related Obligations. Upon a request by the holders of Registrable Securities that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the Company shall:

(a) within the time periods set forth in Section 2, prepare and file with the SEC (or confidentially submit in draft form to the SEC) a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective;

(b) as promptly as practicable, prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to update such Registration Statement at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement that are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed that created the requirement for the Company to amend or supplement the Registration Statement;

(c) as soon as practicable, furnish to Poseidon without charge: (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus; (ii) 10 copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as Poseidon may reasonably request); and (iii) such other documents as Poseidon may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Poseidon;

(d) as soon as practicable, use its reasonable efforts to: (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Poseidon reasonably request; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to: (1) make any change to its certificate of incorporation or by-laws; (2) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d); (3) subject itself to general taxation in any such jurisdiction; or (4) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Poseidon of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose;

(e) as soon as practicable, after becoming aware of such event or development, notify Poseidon in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Poseidon. The Company shall also promptly notify Poseidon in writing: (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Poseidon by facsimile on the day of such effectiveness); (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information; and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

(f) use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Poseidon of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose;

(g) cooperate with Poseidon to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as Poseidon may reasonably request and registered in such names as Poseidon may request;

(h) use its reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities;

(i) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement;

(j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder;

(k) within three business days after a Registration Statement covering Registrable Securities is declared effective by the SEC, deliver, and cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to Poseidon) confirmation that such Registration Statement has been declared effective by the SEC;

(l) take all other reasonable actions necessary to expedite and facilitate disposition by Poseidon of Registrable Securities pursuant to a Registration Statement.

4. Obligations of Poseidon. Poseidon agrees that it will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), Poseidon will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until Poseidon’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of Poseidon in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which Poseidon has entered into a contract for sale prior to Poseidon’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which Poseidon has not yet settled.

(b) in connection with any registration of its Registrable Securities (i) furnish to the Company such information regarding Poseidon, Wanxiang and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and (ii) execute all questionnaires, powers of attorney, indemnities, lock-up agreements, and any other documents required by the Company, and the Company may exclude from such registration the Registrable Securities if Poseidon unreasonably fails to furnish such information or execute any such document within a reasonable time after receiving such request.

5. Expenses of Registration. Poseidon shall pay the expenses incurred in connection with the preparation of the registration statement(s) pertaining to the registration of the Registrable Securities pursuant to this Agreement, including any underwriting discounts or selling commissions with respect to any sales of Registrable Securities pursuant to this Agreement, and any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by the Company, Poseidon or Wanxiang in connection with any Registration Statement.

6. Indemnification. With respect to Registrable Securities included in a Registration Statement under this Agreement:

6.1 Indemnification by the Company.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless, and defend Poseidon and the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls Poseidon within the meaning of the Securities Act or the Exchange Act (each, an “Investor Indemnitee”; collectively, the “Investor Indemnitees”), against any Losses incurred in investigating, preparing, or defending any Action by or before any Governmental Authority, whether pending or threatened, whether or not any Investor Indemnitee is or may be a party thereto (“Indemnified Damages”), to which any such Investor Indemnitee is or may become subject insofar as such Losses (or Actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any:

(i)

untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)

untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or

(iii)

violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii), each a “Violation”).

(b) The Company shall reimburse Poseidon Indemnitees promptly as such expenses are incurred and are due and payable for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Action.

(c) Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) shall not apply to an Action by an Investor Indemnitee arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnitee expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Action is based on a failure of Poseidon to deliver or to cause to be delivered the prospectus made available by the Company if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iii) shall not apply to amounts paid in settlement of any Action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Poseidon Indemnitee.

6.2 Indemnification by Poseidon.

(a) In connection with a Registration Statement, Poseidon agrees to indemnify, hold harmless, and defend, to the same extent and in the same manner as is set forth in Section 6.1, the Company, each of its directors and officers, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnitee”; collectively, the “Company Indemnitees”), against any Action or Losses to which any such Company Indemnitee may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such Action or Losses arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by Poseidon expressly for use in connection with such Registration Statement; and, subject to Section 6.3(e), Poseidon will reimburse any legal or other expenses reasonably incurred by the Company Indemnitees in connection with investigating or defending any such Action; provided, however, that the indemnity agreement contained in this Section 6.2 and the agreement with respect to contribution contained in Section 6.4 shall not apply to amounts paid in settlement of any Action if such settlement is effected without the prior written consent of Poseidon, which consent shall not be unreasonably withheld; provided further, however, that Poseidon shall be liable under this Section 6.2 for only that amount of an Action or Indemnified Damages as does not exceed the net proceeds to Poseidon as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee.

(b) Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any prospectus shall not inure to the benefit of any Company Indemnitee if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to an Investor prior to Poseidon’s use of the prospectus to which the Action relates.

6.3 Indemnification Procedure.

(a) Promptly after receipt by an Investor Indemnitee or a Company Indemnitee (each such indemnified party, an “Indemnitee”) under Section 6.1 or Section 6.2 of notice of the commencement of any Action or proceeding involving a Loss, such Indemnitee shall, if an Action in respect thereof is to be made against any indemnifying party (each such indemnifying party, an “Indemnifier”), deliver to the Indemnifier a written notice of the commencement thereof. The failure of an Indemnitee to deliver written notice to the Indemnifier within a reasonable time of the commencement of any such Action shall not relieve such Indemnifier of any liability to the Indemnitee under this Section 6, except to the extent that the Indemnifier is prejudiced in its ability to defend such action.

(b) In case any such Action is brought against an Indemnitee, the Indemnifier shall be entitled to participate in and, to the extent that it desires, to assume the defense of the claims in such Action that are actually or potentially subject to indemnification hereunder, jointly with any other Indemnifier similarly notified, with counsel mutually and reasonably satisfactory to the Indemnifier and such Indemnitee. After written notice from the Indemnifier to such Indemnitee of its election so to assume the defense of an Action against the Indemnitee, the Indemnifier shall not be responsible for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided, that if (i) any Indemnitee has reasonably concluded that that there may be one or more legal or equitable defenses available to such Indemnitee that are additional to or conflict with those available to the Indemnifier, or that such Action involves or could have an effect upon matters beyond the scope of the indemnity provided under this Agreement, or (ii) such Action seeks an injunction or equitable relief against an Indemnitee or involves actual or alleged criminal activity, the Indemnifier shall not have the right to assume the defense of such Action on behalf of such Indemnitee without such Indemnitee’s prior written consent, which shall not be unreasonably withheld or delayed (but, without such consent, the Indemnifier shall have the right to participate in the Action with counsel of its choice), and such Indemnifier shall reimburse such Indemnitee for that portion of the fees and expenses of any counsel retained by the Indemnitee that is reasonably related to the matters covered by the indemnity provided hereunder. If the Indemnifier is not entitled to, or elects not to, assume the defense of an Action, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifier with respect to such Action.

(c) The Indemnitees shall cooperate fully with the Indemnifier in connection with any negotiation or defense of any such Action by the Indemnifier and shall furnish to the Indemnifier all information reasonably available to the Indemnitees that relates to such Action. The Indemnifier shall keep the Indemnitees fully apprised at all times as to the status of the defense or any settlement negotiations with respect to such Action. No Indemnifier shall be liable for any settlement of any Action effected without its prior written consent.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of an Indemnitee against the Indemnifier or others and (ii) any liabilities the Indemnifier may be subject to pursuant to the law.

(f) The Company and Poseidon acknowledge and agree that the indemnification and contribution provisions of this Section 6 will be superseded in their entirety by the indemnification and contribution provisions in any underwriting agreement for an underwritten offering of Registrable Securities.

6.4 Contribution. To the extent any indemnification by an Indemnifier is prohibited or limited by law, the Indemnifier agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation; and (ii) contribution by any Investor shall be limited in amount to the net amount of proceeds received by Poseidon from the sale of such Registrable Securities.

7. Reports under the Exchange Act. With a view to making available to Poseidon the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit Poseidon to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

(i)	make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)

file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(iii)

furnish to Poseidon so long as Poseidon owns Registrable Securities, promptly upon request, (1) a written statement by the Company that it has complied with the public information requirements of Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested to permit Poseidon to sell such securities pursuant to Rule 144 without registration.

8. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a written agreement between the Company and Poseidon. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon Poseidon and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Parties to this Agreement.

9. Miscellaneous.

9.1 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. Any such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.2):

If to the Company:	Ocean Biomedical, Inc.
55 Claverick St., Room 325
Providence, Rhode Island 02903
Attention: Elizabeth Ng, Chief Executive Officer
Email: eng@oceanbiomedical.com

with a copy to:	Dykema Gossett PLLC
111 E Kilbourn Avenue, Suite 1050
Milwaukee, Wisconsin 53202
Attention: Kate L. Bechen
Email: kbechen@dykema.com

If to Poseidon:	Poseidon Bio, LLC
[Address]
[City, State Zip]
Attention: [•]
Email: [•]

with a copy to:	Dykema Gossett PLLC
111 E Kilbourn Avenue, Suite 1050
Milwaukee, Wisconsin 53202
Attention: Kate L. Bechen
Email: kbechen@dykema.com

9.2 Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

9.3 Submission to Jurisdiction. Any legal dispute, controversy, claim, suit, Action, or proceeding arising out of or relating to this Agreement, or any amendment of this Agreement, or its negotiation, execution, construction, enforceability or performance, or any alleged breach of this Agreement, shall be instituted in any United States federal court or state court located in the State of Delaware, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such legal dispute, controversy, claim, suit, Action, or proceeding, subject to the governing law provisions in Section 9.3. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

9.5 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the Parties with respect to the subject matter hereof and thereof.

9.6 Successors and Assigns. This Agreement shall benefit and bind the Parties and their permitted successors and assigns. No Party to this Agreement may assign its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except that Poseidon may assign its rights and/or obligations under this Agreement to Wanxiang. No assignment will relieve the assigning Party of any of its obligations hereunder.

9.7 No Third-Party Beneficiaries. This Agreement is intended for the sole benefit of the Parties and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to or will confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

9.8 No Waiver of Rights. No waiver by any Party of any of the provisions of this Agreement shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

9.9 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

9.10 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.11 Interpretation. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent and no rules of strict construction will be applied against any Party.

9.12 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of this Agreement.

9.13 Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a Party, may be delivered to the other Party by facsimile transmission of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.

9.14 Amendment and Modification. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each Party.

10. Termination. This Agreement shall terminate and be of no further force or effect upon termination of Wanxiang’s security interest in the Company’s Common Stock under the Stock Pledge Agreement; provided, that the provisions of Section 5, Section 6, and Section 7 shall survive any such termination.

11. Registration Statements. Notwithstanding anything to the contrary herein, nothing in this Agreement shall prevent the Company, whether for itself or on behalf of holders of the Common Stock, from filing other registration statements including, without limitation on Form S-8, Form S-4, and Form S-1.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

OCEAN BIOMEDICAL, INC.

By:
Elizabeth Ng
Chief Executive Officer

POSEIDON BIO, LLC

By:
Dr. Chirinjeev Kathuria
Managing Director

Signature Page to Registration Rights Agreement